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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                OCTOBER 14, 2003
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-12068               38-2513957
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  47659 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170
                    (Address of principal executive offices)


                                 (734) 207-6200
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibit is filed herewith:

               99.1. Press Release Announcing Proposed Offering of Senior Notes
                     due 2013.


ITEM 9.  REGULATION FD DISCLOSURE.

         On October 14, 2003, Metaldyne Corporation issued a press release announcing that it intends to offer $100.0 million of senior notes due 2013. The press release is attached hereto as Exhibit 99.1.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 14, 2003


                                     METALDYNE CORPORATION


                                     By: /s/ Jeffrey M. Stafeil
                                         ----------------------------------
                                         Name: Jeffrey M. Stafeil
                                         Title: Executive Vice President
                                                and Chief Financial Officer